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                                                                Exhibit 10.63.1

                              AMENDMENT NO. 1 TO
                    GALAXY IIIC TRANSPONDER LEASE AGREEMENT


     This AMENDMENT NO. 1 TO GALAXY IIIC TRANSPONDER LEASE AGREEMENT (the "Amendment") is made and entered into as of December 15, 2000 (the "Effective Date") by and between PanAmSat Corporation, a Delaware corporation ("PanAmSat"), and California Broadcast Center, LLC, a Delaware limited liability company ("Lessee"), and amends that certain Galaxy IIIC Transponder Lease Agreement dated as of June 30, 2000 (the "Agreement") between Lessee and PanAmSat.

                                    RECITALS
                                    --------

     WHEREAS, pursuant to the Agreement, Lessee has certain rights to lease Ku-band transponders on the satellite currently under construction and to be known as Galaxy IIIC;

     WHEREAS, PanAmSat and Lessee are party to that certain Amended and Restated Galaxy VIII(i) Transponder Lease Agreement (the "Galaxy VIII(i) Lease Agreement"), dated as of June 30, 2000, for the lease of transponder capacity on the HS-601HP satellite commonly known as Galaxy VIII(i); and

     WHEREAS, concurrently with the execution of (i) an amendment to the Galaxy VIII(i) Lease Agreement, (ii) an amendment to that certain Galaxy IIIR Transponder Sublease Agreement dated as of April 21, 1997 pursuant to which Lessee has certain rights to lease backup transponders on the satellite known as Galaxy IIIR, and (iii) a Galaxy VIII(i)R Transponder Lease Agreement (the "Galaxy VIII(i)R Lease Agreement") pursuant to which Lessee will lease Ku-band transponders on the HS-601HP satellite to be constructed and launched and to be known as Galaxy VIII(i)R, PanAmSat and Lessee desire to amend the Agreement as set forth below.

     NOW, THEREFORE, in consideration of the above and other good and valuable consideration acknowledged by the parties to have been given, the parties mutually agree to amend the Agreement as follows:

I.   Section 6.10 is hereby amended  as follows:

          [***]

II. The first sentence of Section 7.02 is hereby amended by replacing the reference to "Section 7.04" with "Section 7.08(a)".

III. The second sentence of Section 12.04(a) is hereby amended by deleting the phrase "SECTIONS 9, 10 AND 12" and inserting in lieu thereof the phrase "SECTIONS 6.07, 9, 10 AND 12".

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[***] Filed separately with the Commission pursuant to a request for confidential treatment.
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IV.  Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Agreement. In the event of any inconsistency between any term or condition of this Amendment and any term or condition of the Agreement, the applicable term or condition of this Amendment shall govern. Except as modified by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms and conditions.

     IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Amendment as of the Effective Date above.

                             PANAMSAT CORPORATION

                             By: _______________________________________
                             Name:
                             Title:


                             By: _______________________________________
                             Name:
                             Title:



                             CALIFORNIA BROADCAST CENTER, LLC
                             By: DTVI One, Inc., its Managing Member

                             By: _______________________________________
                             Name:
                             Title:

                                      -2-

[***] Filed separately with the Commission pursuant to a request for confidential treatment.